UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 22, 2009

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On December 3, 2008, Alpha Natural Resources, Inc. (“Alpha”, “we” or “us”) announced the permanent closure of the Whitetail Kittanning Mine, an adjacent coal preparation plant and other ancillary facilities operated by our subsidiary Kingwood Mining Company, LLC (“Kingwood”).  Kingwood stopped producing coal in early January 2009 and ceased equipment recovery operations at the end of April 2009.

Effective January 1, 2009, Alpha adopted Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51 (“SFAS 160”).  SFAS 160 changed the accounting and reporting for minority interests, which has been recharacterized as noncontrolling interests, and classified as a component of equity.  SFAS 160 requires, among other items, that a noncontrolling interest be included in the consolidated statement of financial position within equity separate from the parent’s equity; consolidated net income to be reported at amounts inclusive of both the parent’s and noncontrolling interest’s shares and, separately, the amounts of consolidated net income attributable to the parent and noncontrolling interest all on the consolidated statement of operations; and if a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be measured at fair value and a gain or loss be recognized in net income based on such fair value. The presentation and disclosure requirements of SFAS 160 are required to be applied retrospectively for all periods presented.

Also effective January 1, 2009, Alpha adopted Financial Accounting Standards Board Staff Position (“FSP”) Accounting Principle Board  (“APB”) 14-1, Accounting for Convertible Debt Instruments that may be settled in cash upon conversion (Including partial cash settlement) (“FSP APB 14-1”), which applies to convertible debt instruments that, by their stated terms, may be settled in cash (or other assets) upon conversion, including partial cash settlement, unless the embedded conversion option is required to be separately accounted for as a derivative under SFAS 133, Accounting for Derivative Instruments and Hedging Activities.  FSP APB 14-1 requires issuers of such instruments to separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods.  FSP APB 14-1 is required to be applied retrospectively for all periods presented.

Alpha’s Selected Financial Data for the years ended December 31, 2004 through December 31, 2008 (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, along with the Report of Independent Registered Public Accounting Firm (Item 8), and the Computation of Ratio of Earnings to Fixed Changes (Exhibit 12.1) and Computation of Other Ratios (Exhibit 12.2), which were included in our Annual Report on Form 10-K for the year ended December 31, 2008, that we filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2009 (the “2008 Form 10-K”), have been revised, in each case, to (1) present the Kingwood operations as discontinued operations for all periods presented, (2) give effect to the retrospective presentation and disclosure requirements of SFAS 160 and (3) give effect to the retrospective adoption of FSP APB 14-1. Such revised information is filed as Exhibit 99.1 through Exhibit 99.5 to this Current Report on Form 8-K. All other information in the 2008 Form 10-K remains unchanged.

Except as described in Note 29, “Subsequent Event,” to our consolidated Financial Statements included in Exhibit 99.3, this Current Report on Form 8-K does not reflect events or developments that occurred after February 27, 2009, and does not modify or update the disclosures therein in any way, other than as required to reflect the presentation of Kingwood as discontinued operations and the adoption of SFAS No. 160 and FSP APB 14-1 as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in Alpha’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q for the period ended March 31, 2009, and other documents filed by us with the SEC subsequent to February 27, 2009.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description

23.1	Consent of KPMG LLP.

99.1	Selected Financial Data for the years ended December 31, 2004 through December 31, 2008.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3
Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, along with the Report of Independent Registered Public Accounting Firm.

99.4	Computation of Ratio of Earnings to Fixed Charges.

99.5	Computation of Other Ratios.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NATURAL RESOURCES, INC.

	By:	/s/ Vaughn R. Groves
Vaughn R. Groves
Senior Vice President, Secretary and General Counsel

Date: May 22, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of KPMG LLP.

99.1	Selected Financial Data for the years ended December 31, 2004 through December 31, 2008.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3
Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, along with the Report of Independent Registered Public Accounting Firm.

99.4	Computation of Ratio of Earnings to Fixed Charges.

99.5	Computation of Other Ratios.